Subsequent Events (Details) (USD $)	12 Months Ended						3 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2012 Series F-2 Preferred Stock [Member]	Dec. 31, 2012 Series G Preferred Stock [Member]	Dec. 31, 2012 Series A Preferred Stock [Member]	Dec. 31, 2012 Automotive finance operations [Member]
Subsequent Event [Line Items]
Cash dividend per share							$ 1.125	$ 17.50	$ 0.53
Preferred stock dividend amount outstanding							$ 134,000,000	$ 45,000,000	$ 22,000,000
Total Proceeds Received from Divestiture of Businesses										4,100,000,000
Noncash or Part Noncash Divestiture, Amount of Consideration Received										400,000,000
Proceeds from sale of business units, net	$ 516,000,000	[1]	$ 50,000,000	[1]	$ 161,000,000	[1]				$ 3,700,000,000

[1]	The amounts are net of cash and cash equivalents of $147 million at December 31, 2012, $88 million at December 31, 2011, and $1.2 billion at December 31, 2010 of business units at the time of disposition.